                                                                EXHIBIT 10.10(f)

     AGREEMENT made this 1st day of July, 1992, by and between WOOLVERTON LIMITED, a corporation organized in the Republic of Ireland with offices at 8 Inns Court, Wine Tavern Street, Dublin 8, Republic of Ireland (hereinafter referred to as the "Consultant"), and FORSTMANN & COMPANY, INC., a Georgia corporation With offices at 1185 Avenue of the Americas, New York, New York 10036 U.S.A. (hereinafter referred to as the "Company").

                             W I T N E S S E T H :
                             - - - - - - - - - -

     WHEREAS, the Company has obtained a license from Compagnia Tessile S.p.A. (the "License") to use the mark "CARPINI" (the "Licensed Mark") in connection with the manufacture, distribution and sale in the United States of America, its territories and possessions and Puerto Rico, Canada and Mexico (the "Territory") of fabrics for women's and men's apparel ("Products"); and

     WHEREAS, the Company desires to engage the Consultant in connection with the design and development of Products to be produced under the License ("Articles"),

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the Consultant and the Company do hereby respectively covenant and agree as follows:

     1. Engagement
        ----------

        1.1 The Company hereby engages the Consultant to provide the consultation services set forth below in connection with the design and development of Articles.

        1.2 Nothing herein shall be deemed to prevent the Consultant from performing consultation services of any kind, including with respect to Products, to others, except that the Consultant shall not provide designs of Articles to others for use in connection with Products in the Territory.

     2. Term
        ----

        2.1 The initial term of this Agreement shall be five (5) years and six
(6) months commencing on the date hereof and continuing through December 31, 1997. Thereafter, if the Company effectively renews the License, the Company shall have the right to renew this Agreement for one (1) additional term of three (3) years commencing on January 1, 1998 and continuing through December 31, 2000, provided that (a) the Company notifies the Consultant of its desire to renew this Agreement no later than March 31, 1997, (b) the Company is in compliance, in all material respects, with all of the terms and conditions of this Agreement both at the time the Option is exercised and on the last day of the initial term, (c) the Consultant never exercised its rights against any guaranty posted with respect to the obligations of the Company hereunder, and
(d) "Net Sales" (as hereinafter defined) for the fifth "Annual Period" are not less than ninety percent (90%) of the "Net Sales" necessary to generate the "Guaranteed Minimum Fee" for such "Annual Period" and "Net Sales," in the aggregate, during the third through fifth "Annual Periods" are not less than eighty percent (80%) of the "Net Sales" necessary to generate the "Guaranteed Minimum Fee," in the aggregate, for such "Annual Periods." The period commencing on the date hereof and continuing through December 31, 1992 and each twelve (12) month period commencing on each January 1st thereafter during the term of this Agreement shall constitute and shall be referred to herein as an "Annual Period."

        2.2 In the event this Agreement is renewed and is not further extended or renewed beyond the end of the renewal term and, thereafter the Company is granted a new license, pursuant to paragraph 2.2 of the License, to use the Licensed Mark in connection with the manufacture, distribution and sale of Products in the Territory, the Company and the Consultant shall enter into a new agreement on substantially the same terms and conditions of this Agreement, modified, as may be appropriate, to incorporate and be consistent with the terms relating to design/collaboration services, if any, as may be set forth in the notice delivered to the Company pursuant to said paragraph 2.2.

     3. Design and Other Services
        -------------------------

        3.1 From time to time during each Annual Period, the Consultant shall prepare and timely deliver to the Company designs for two (2) seasonal collections of Articles. The Company may submit to the Consultant materials, designs, sketches, colors, tags, labels and packaging for its consideration and advice. The Consultant shall discuss with the Company any suggested modifications or alterations thereof. In addition, if any customer of the Company requests that an additional Article or Articles be developed for it, the Consultant, if it so elects in its sole discretion, shall work with the Company to develop such additional Articles ("Customer Articles").

        3.2 All designs and ideas provided by the Consultant shall be used by the Company solely in connection with the manufacture, distribution and sale of Articles in the Territory. Whether or not the Company chooses to use any such designs and ideas, the Consultant may use and permit others to use them in any manner it desires, provided that such use does not conflict with any rights granted to the Company hereunder and provided further that the Consultant may not use or give the right to others to use them in connection with Products in the Territory.

        3.3 The Company shall be responsible for making all samples as well as for the production of Articles; and the Company shall bear all costs in connection therewith. Also, in the event that the Consultant desires to engage any necessary experts not on its staff to assist in the design or development of Articles, it shall advise the Company thereof. If the Company approves of such an engagement, in its reasonable discretion, which approval shall be unreasonably withheld or delayed, the costs incurred with respect to such experts, other than Mr. Sergio Carpini or Mr. Tino Brigatti shall be borne by the Company. In addition, all reasonable out-of-pocket costs incurred by the Consultant, including, without limitation, designer and travel costs, in connection with the development of Customer Articles, including those incurred by Mr. Sergio Carpini or Mr. Tino Brigatti on behalf of the Consultant, shall be borne by the Company.

        3.4 The Consultant also shall consult with the Company in connection with the marketing and pricing of Articles. The Company shall give serious consideration to suggestions made by the Consultant in circumstances where the Consultant opposes actions proposed to be taken by the Company for serious and justified reasons. If the Company elects to take any such opposed actions, it shall be liable for any damages (except allegedly unearned Sales Fees) which may arise therefrom. In no event, however, shall the Company be required to take any action proposed by the Consultant if the Company elects not to act on a particular matter.

     4. Guaranteed Minimum Fee
        ----------------------

        4.1 In consideration of the design services to be performed by the Consultant hereunder, the Company shall pay to the Consultant a Guaranteed Minimum Fee for each Annual Period after the first Annual Period as follows. There shall be no Guaranteed Minimum Fee for the first Annual Period.


                 Guaranteed Minimum
Annual Period           Fee
- ---------------  ------------------

     2nd         U.S.   100,000
     3rd         U.S.$  200,000
     4th         U.S.$  400,000
     5th         U.S.$  720,000
     6th         U.S.$1,440,000
     7th         U.S.$1,500,000
     8th         U.S.$1,500,000
     9th         U.S.$1,500,000

        4.2 The Guaranteed Minimum Fee payable for an Annual Period shall be paid to the Consultant in three (3) equal installments on the last day of each Apri1, August and December during each such Annual Period.

        4.3 The Guaranteed Minimum Fee for each Annual Period shall be credited against the Sales Fee for only the same Annual Period.

     5. Sales Fee
        ---------

        5.1 In consideration of the design services to be performed by the Consultant hereunder, the Company shall pay to the Consultant a Sales Fee equal to five percent (5%) of "Net Sales."

        5.2 For purposes hereof, "Net Sales" shall be deemed to mean the invoiced amount of Articles manufactured by or for the account Of the Company shipped to unaffiliated entities by the Company or any of its affiliates, less documented customary trade discounts, allowances in lieu of returns, cooperative advertising allowances where the customer actually places an advertisement featuring Articles, uncollectible accounts (but only, during each Annual Period, to the extent of two percent (2%) of Net Sales during such Annual Period) and returns. No deduction shall be made for other discounts, allowances, uncollectible accounts or costs incurred by the Company. Sales of Articles made other than in arm's length transactions shall be deemed to have been made at the regular arm's length net wholesale price thereof.

        5.3 The Sales Fee hereunder shall be accounted for and paid annually within sixty (60) days after the end of each Annual Period (or portion thereof in the event of prior termination for any reason). The Sales Fee payable for each Annual Period shall be computed on the basis of Net Sales during such Annual Period, with a credit for any Guaranteed Minimum Fee payments theretofore made to the Consultant for said Annual Period.

        5.4 No payment of Sales Fee for any Annual Period in excess of payments of Guaranteed Minimum Fee for the same Annual Period shall be credited against the Guaranteed Minimum Fee due to the Consultant for any other Annual Period.

     6. Sales Statement
        ---------------

        6.1 The Company shall deliver to the Consultant monthly, within twenty
(20) business days after the end of each month and at the time each Sales Fee payment is due, a statement signed by a duly authorized officer of the Company and certified by him as accurate indicating, by month and by customer, the number and invoice price of all Articles shipped during such month or the Annual Period covered by such Sales Fee payment, as the case may be, and, with respect to the annual statement, such information as is reasonably necessary to show clearly the computation of the amount of Sales Fee payable hereunder for said Annual Period. Such statement shall be furnished to the Consultant whether or not any Articles have been sold during the period for which such statement is due. The Company shall make available to the Consultant copies upon request from time to time of all invoices and Schedules of consignments relating to Articles and a copy of the Company's then current customer list for Articles.

     7. Books and Records; Audits
        -------------------------

        7.1 The Company shall prepare and maintain, in such manner as will allow its accountants to audit same in accordance with generally accepted accounting principles, complete and accurate books of account and records (specifically including without limitation the Originals or copies of documents supporting entries in the books of account) covering all transactions arising out of or relating to this Agreement. The Consultant and its duly authorized representatives have the right, during regular business hours, for the duration of this Agreement and for one (1) year thereafter, but not more often than once during each Annual Period, to audit said books of account and records and examine all other documents and material in the possession or under the control of the Company with respect to the subject matter and the terms of this Agreement, including, without limitation, invoices, credits and shipping documents. All such books of account, records and documents shall be kept available by the Company for at least three (3) years after the end of the Annual Period to which they relate.

        7.2 If, as a result of any audit of the Company's books and records, it is finally shown that the Company's payments were less than the amount which should have been paid, all payments required to be made to eliminate any discrepancy revealed by said audit shall be made promptly upon the Consultant's demand therefor, and, if the shortfall discrepancy is in an amount equal to not less than the greater of US$5,000 and three and one-half percent (3-1/2%) of the amount actually paid with respect to sales occurring during the period covered by any such audit, the Company promptly shall reimburse the Consultant for the reasonable cost of such audit, but in no event shall the Company be responsible for more of the cost of the audit than the amount of the shortfall (e.g., if the shortfall is US$12,000 and the Company is responsible for the cost of the audit, it shall be responsible only for US$12,000 of the cost of the audit). Prompt payment of any such shortfall and, if applicable, the cost of such audit shall be deemed a complete cure of the failure previously to have paid the amount of the shortfall. The Consultant shall provide the Company with a copy of such audit. If the Company does not object thereto within thirty (30) days after its receipt of such audit, the Company shall be deemed to have accepted such audit for purposes hereof. The Company's accountant shall be permitted to discuss with the Consultant's auditor any question he may have with respect to the audit. If the accountants are unable to agree they shall choose a third accountant who shall review the statements of the Company and the Consultant's audit. The determination of the third accountant shall be employed for purposes hereof and shall be binding on the Company and the Consultant. The cost of such third accountant shall be allocated between the parties as determined by the third accountant. Notwithstanding the manner in which the costs of the third accountant are allocated, if the third accountant's determination shows that the Company still is responsible for the cost of Licensor's audit in accordance with the provisions of this paragraph, the Company shall reimburse Licensor for such costs of its audit as aforesaid.

     8. Confidentiality
        ---------------

        8.1 The Company acknowledges that all information relating to the business and operations of the Consultant which it acquires learns or has learned during or prior to the term of this Agreement and all designs and sketches received by it from the Consultant are valuable property of the Consultant. The Company acknowledges the need to preserve the confidentiality and secrecy of such information, designs and sketches and agrees that, during the term of this Agreement and after the termination hereof, it shall not use or disclose same, except to the extent expressly provided herein, and it shall take all steps reasonably necessary to ensure that use by it or by its contractors and suppliers (which use shall be solely as necessary for, and in connection with, the manufacture, distribution, sale, advertising and promotion of Articles) shall preserve such confidentiality and secrecy in all respects. The Company hereby indemnifies the Consultant against any and all damage of any kind which maY be suffered by the Consultant as a result of any breach by the company or any of its affiliates, contractors or suppliers of the provisions of this paragraph. The provisions of this paragraph and the Company's obligations hereunder shall survive the expiration or termination of this Agreement.

        8.2 The Consultant acknowledges that all information relating to the business and operations of the Company which it acquires, learns or has learned during or prior to the term of this Agreement, including any sketches and designs submitted by the Company, is valuable property of the Company. The Consultant acknowledges the need to preserve the confidentiality and secrecy of such information, sketches and design and agrees that, during the term of this Agreement and after the termination hereof, it shall not use or disclose same, except to the extent expressly provided herein, and it shall take all steps reasonably necessary to ensure that use by it shall preserve such confidentiality and secrecy in all respects. The Consultant hereby indemnifies the Company against any and all damage of any kind which may be suffered by the Company as a result of any breach by the Consultant or any of its affiliates of the provisions of this paragraph. The provisions of this paragraph and the Consultants obligations hereunder shall survive the expiration or termination of this Agreement.

        8.3 The obligations under paragraphs 8.1 and 8.2 above shall not apply to any information obtained by either party from the other which: (a) is or becomes generally available to the public or becomes available form a third party who had the right to make such disclosure; (b) is required to be disclosed by order of a court or other competent governmental agency; or (c) is, at the time of its disclosure, in the possession of the party to which disclosure is made (except for sketches and designs submitted by the Company and approved by the Consultant for use in connection with Articles). However, the foregoing shall not be deemed to reduce or limit in any way the Company's Obligations and the Consultant's rights under paragraph 3.2 above.

     9. Indemnity
        ---------

        9.1 The Company hereby saves and holds the Consultant harmless of and from and indemnifies it against any and all losses, liability damages and expenses (including reasonable attorneys' fees and expenses) which the Consultant may incur or be obligated to pay, or for which it may become liable or be compelled to pay in any action, claim or proceeding against it, for or by reason of any acts, whether of omission or commission, that may be committed or suffered by the Company or any of its servants, agents or employees in connection with the Company's performance of this Agreement, except to the extent that the underlying claim is a matter covered by the Consultant's indemnification obligation under paragraph 9.2 below. The Consultant must give the Company prompt written notice of any such action, claim or proceeding and the Company, in its sole discretion, then may take such action as it deems advisable to defend such action, claim or proceeding on behalf of the Consultant. In the event appropriate action is not taken by the Company within thirty (30) days after its receipt of notice from the Consultant, the Consultant shall have the right to defend such action, claim or proceedinq but no settlement thereof may be made without the approval of the Company, which approval shall not be withheld or delayed unreasonably. In either case, the Consultant and the Company shall keep each other fully advised of all developments and shall cooperate fully with each other in all respects in connection with any such defense as is made. The provisions of this paragraph and the Company's obligations hereunder shall survive the expiration or termination of this Agreement.

        9.2 The Consultant hereby saves and holds the Company harmless of and from and indemnifies it against any and all losses, liability, damages and expenses (including reasonable attorneys' fees and expenses) which the Company may incur or be obligated to pay, or for which it may become liable or be compelled to pay in any action, claim or proceeding against the Company, for or by reason of the fact that the sale in the Territory in accordance with the terms and conditions of this Agreement of Articles bearing designs provided by the Consultant infringes upon the rights of a third party. The Company must give the Consultant prompt written notice of any such action, claim or proceeding and the Consultant, in its sole discretion, then may take such action as it deems advisable to defend such action, claim or proceeding on behalf of the Company. In the event appropriate action is not taken by the Consultant within thirty (30) days after its receipt of notice from the Company, the Company shall have the right to defend such action, claim or proceeding but no settlement thereof may be made without the approval of the Consultant, which approval shall not be withheld or delayed unreasonably. In either case, the Company and the Consultant shall keep each other fully advised of all developments and shall cooperate fully With each other in all respects in connection with any such defense as is made. Such indemnification shall be deemed to apply solely to (a) the amount of the judgment, if any, against the Company, (b) any sums paid by the Company in settlement, and (c) the expenses incurred by the Company in connection with its defense or settlement. Such indemnification by the Consultant shall not apply to any damages sustained by the

Company by reason of such infringement other than those specified above. The provisions of this paragraph and the Consultant's obligations hereunder shall survive the expiration or termination of this Agreement.

     10. Infringement Actions
         --------------------

        10.1 In the event that the Company learns of any infringement or imitation of Articles, it promptly shall notify the consultant thereof. The Company thereupon shall take such action, if anY, as may be appropriate under the circumstances for the protection of its and the Consultant's rights in and to the designs of such Articles. The Consultant shall cooperate with the Company in all respects in any such action. Each of the Consultant and the Company shall bear its own expenses in connection with any such action and any damage award obtained by the Company shall be allocated between the Company and the Consultant after reimbursement of their respective expenses, in accordance with their respective expenditures in connection with the action. Nothing herein shall be deemed to require the Consultant to expend any sums in connection with an action brought by the Company.

     11. Defaults
         --------

        11.1 If the Company fails to make any payment due hereunder and if such default shall continue uncured for a period of ten (10) business days after notice thereof is given to the Company, (a) the Company shall pay interest on the unpaid balance thereof from and including the date such payment becomes due until the date the entire amount is paid in full at a rate equal to the prime rate being charged in New York, New York by Citibank, N.A. as of the close of business on the date the payment first becomes due plus three percent (3%) and
(b) the Consultant shall have the right to terminate this Agreement forthwith by written notice thereof to the Company. If the Company discontinues both the manufacture and marketing for distribution of Articles for a period of sixty
(60) or more days (other than for seasonal stoppages) so that it fails properly to distribute and sell a seasonal collection of Articles, the Consultant shall have the right to terminate this Agreement forthwith by written notice thereof to the Company. If the Company otherwise fails or if the Consultant fails to perform any of the terms, conditions, agreements or covenants in this Agreement on its part to be performed and such default continues uncured for a period of thirty (30) business days after notice thereof has been given to the defaulting party in writing by the other party or, if such default is not curable within such thirty (30) business day period, the defaulting party is not diligently taking all steps necessary to cure the default as promptly as practicable, the other party, at its sole election may terminate this Agreement forthwith by written notice thereof to the defaulting party.

        11.2 (a) In the event that the Company or the Consultant files a petition in bankruptcy, is adjudicated a bankrupt or files a petition or otherwise seeks relief under or pursuant to any bankruptcy, insolvency or reorganization statute or proceeding, or if a petition in bankruptcy is filed against it and same is not bonded or dismissed within sixty
(60) days after the filing thereof, or it becomes insolvent or makes an assignment for the benefit of its creditors or a custodian, receiver or trustee is appointed for it or a substantial portion of its business or assets, this Agreement shall terminate automatically and forthwith.

                (b) No assignee for the benefit of creditors, custodian, receiver, trustee in bankruptcy, sheriff or any other officer of the court or official charged with taking over custody of the Company's assets or business shall have any right to exploit or in any way use the designs provided by the Consultant if this Agreement terminates pursuant to paragraph 11.2(a) above.

     12. Rights on Expiration or Termination
         -----------------------------------

        12.1 Notwithstanding any termination in accordance with Section 11 above, the Consultant shall have and hereby reserves all rights and remedies which it has, or which are granted to it by operation of law, to collect unpaid fees payable by the Company pursuant to this Agreement, including, without limitation, any accrued and unpaid Guaranteed Minimum Fee not yet due, and to be compensated for damages for breach of this Agreement. In addition, nothing herein shall be deemed to prevent a party from bringing an action for damages either prior to or in lieu of termination if a default in performance by the other party occurs and is not cured timely in accordance with the provisions of
Section 11 above.

        12.2 If this Agreement expires or is terminated other than pursuant to paragraph 11.2(a) above, the Company shall be entitled, for an additional period of six (6) months only, on a non-exclusive basis, to sell and dispose of its inventory of Articles. Such sales shall be made subject to all of the provisions of this Agreement and to an accounting for and the payment of Sales Fee thereon. Such accounting and payment shall be due within thirty (30) days after the close of the said six (6) month period. Notwithstanding the foregoing, if this Agreement is terminated by reason of a default by the Company in the payment of any sum owing to the Consultant hereunder, the Company may not sell or dispose of its inventory of Articles unless and until it cures such default.

        12.3 Except as specifically provided in paragraph 12.2 above on the expiration or termination of this Agreement, all of the rights of the Company to use designs provided by the Consultant and to sell Articles shall terminate forthwith and shall revert immediately to the Consultant, all Sales Fees on sales theretofore made shall become immediately due and payable and the Company shall discontinue forthwith all use of the designs and ideas provided by the Consultant and no longer shall have the right to use the said designs and ideas in any manner in connection with Products or any other products. The foregoing shall not be deemed to limit or reduce the rights of the Company or the consultant under Sections 8 and 9 above.

     13. Notice
         ------

        13.1 All reports, approvals, requests, demands and notices ("Notices") required or permitted by this Agreement to be given to a party shall be in writing and shall be deemed to be duly given if personally delivered or if sent by telefax promptly confirmed by mail or courier service or by overnight mail or courier service, such as DHL or Federal Express, which requires the addressee to acknowledge receipt thereof, to the party concerned at its address set forth on page 1 above (or at such other address as a party may specify by notice to the other). Any Notice shall be deemed delivered upon receipt thereof by the addressee.

     14. Travel Expenses
         ---------------

        14.1 The Company shall reimburse the Consultant for the reasonable travel expenses (i.e., airfare, lodgings, meals and local transportation)
                 - -
incurred by the Consultant's personnel in connection with the Consultant's required travel hereunder to and from the United States and such other places requested by the Company.

     15. Assignability; Binding Effect
         -----------------------------

        15.1 The performance of each party hereunder is of a personal nature and, therefore, neither this Agreement nor any rights of a party hereunder may be assigned or transferred by either party and any such attempted assignment or transfer shall be void and of no force or effect. Notwithstanding the foregoing, the Company may assign this Agreement to a wholly-owned subsidiary of the Company provided that (a) the Company advises the Consultant of its intent to assign this Agreement not less than sixty (60) days prior to the proposed assignment and the Consultant does not notify the Company prior to the proposed date of assignment that it has serious and grave concerns regarding the prospective assignee, which concerns shall be set forth in the Consultant's said notice, (b) the assignee remains a wholly-owned subsidiary of the Company throughout the term of this Agreement, and (c) the Company guarantees in all respects the performance of said assignee under the Agreement, which guarantee shall be in form and substance reasonably satisfactory to the Consultant. The Company shall provide the Consultant with evidence that the assignee continues to be a wholly-owned subsidiary of the Company at least once during each Annual Period and upon the reasonable request of the Consultant.

        15.2 This Agreement shall inure to the benefit of and shall be binding upon the parties, their respective successors and their permitted transferees and assigns.

     16. Arbitration
         -----------

        16.1 Except as specifically set forth in this Agreement, any and all disputes, controversies and claims arising out of or relating to this Agreement or concerning the respective rights or obligations hereunder of the parties hereto shall be settled and determined by arbitration in New York, New York before the Commercial Panel of the American Arbitration Association in accordance with and pursuant to the then existing Commercial Arbitration Rules. The arbitrators shall have the power to award specific performance or injunctive relief and reasonable attorneys' fees and expenses to any party in any such arbitration. However, in any arbitration proceeding arising under this Agreement, the arbitrators shall not have the power to change, modify or alter any express condition, term or provision hereof, and to that extent the scope of their authority is limited. The arbitration award shall be final and binding upon the parties and judgment thereon may be entered in any court in the United States or Ireland having jurisdiction thereof, the jurisdiction of which for purposes of enforcing the arbitration award hereby is consented to by the Company and Consultant. The service of any notice, process, motion or other document in connection with an arbitration under this Agreement or for the enforcement of any arbitration award hereunder may be effectuated in the manner in which notices are to be given to a party pursuant to Section 13 above.

     17. Miscellaneous
         -------------

        17.1 This Agreement shall be construed and interpreted in accordance with the laws of State of New York, U.S.A., applicable to agreements made and to be performed therein, contains the entire understanding and agreement between the parties hereto with respect to the subject matter hereof, supersedes all prior oral or written understandings and agreements relating thereto and may not be modified, discharged or terminated, nor may any of the provisions hereof be waived, orally.

        17.2 Nothing herein contained shall be construed to constitute the parties hereto as partners or as joint venturers, or either as agent of the other, and neither party shall have any power to obligate or bind the other in any manner whatsoever.

        17.3 No waiver by either party, whether express or implied, of any provision of this Agreement, or of any breach or default thereof, shall constitute a continuing waiver of such provision or of any other provision of this Agreement. Acceptance of payments by the Consultant shall not be deemed a waiver by the Consultant of any violation of or default under any of the provisions of this Agreement by the Company.

        17.4 If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.

        17.5 This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Agreement shall be construed as if those words or phrases were never included in this Agreement, and no implication or inference shall be drawn from the fact that the words or phrases were so stricken out or otherwise eliminated.

        17.6 References in this Agreement to "business days" shall be deemed to mean United States business days.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                        WOOLVERTON LIMITED


                                        By: (SEAL)
                                           -----------------------------

                                        FORSTMANN & COMPANY, INC.


                                        By: /s/ Christopher L. Schaller
                                           -----------------------------